Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information, online at funds.mfs.com.  You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com.  The fund’s prospectus and statement of additional information, both dated March 1, 2010, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Objective
The fund’s investment objective is to seek capital appreciation.

CLASS	TICKER SYMBOL
Class A	MWOFX
Class B	MWOBX
Class C	MWOCX
Class I	MWOIX
Class R1	MWOGX
Class R2	MGWRX
Class R3	MWOHX
Class R4	MWOJX

Summary of Key Information

Fees and Expenses
This table describes the fees and expenses that you may pay when you buy, redeem, and hold shares of the fund. They have been adjusted to reflect certain current fee arrangements.

You may qualify for sales charge reductions if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS Funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers or Reductions” on page 8 of the fund’s prospectus and “Waivers of Sales Charges” on page 11 of the fund’s statement of additional information Part I.

Shareholder Fees (fees paid directly from your investment):

Share Class	A	B	C	I	ALL R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	N/A	N/A	N/A	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00%#	4.00%	1.00%	N/A	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Share Class	A	B	C	I	R1	R2	R3	R4
Management Fee	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	N/A	1.00%	0.50%	0.25%	N/A
Other Expenses	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%
Total Annual Fund Operating Expenses	1.67%	2.42%	2.42%	1.42%	2.42%	1.92%	1.67%	1.42%

#	On shares purchased on or after September 1, 2008, without an initial sales charge and redeemed within 24 months of purchase.

MFS Global Growth Fund

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year and dividends and other distributions are reinvested; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$735	$1,071	$1,430	$2,438
Class B Shares assuming
redemption at end of period	$645	$1,055	$1,491	$2,571
no redemption	$245	$755	$1,291	$2,571
Class C Shares assuming
redemption at end of period	$345	$755	$1,291	$2,756
no redemption	$245	$755	$1,291	$2,756
Class I Shares	$145	$449	$776	$1,702
Class R1 Shares	$245	$755	$1,291	$2,756
Class R2 Shares	$195	$603	$1,037	$2,243
Class R3 Shares	$170	$526	$907	$1,976
Class R4 Shares	$145	$449	$776	$1,702

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in “Annual Fund Operating Expenses” or in the “Example,” affect the fund’s performance.  During the most recent fiscal year, the fund’s portfolio turnover rate was 83% of the average value of its portfolio.

Principal Investment Strategies
MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests the fund’s assets primarily in U.S. and foreign equity securities, including emerging market equity securities.

MFS may invest a relatively large percentage of the fund’s assets in securities of issuers in a single country, a small number of countries, or a particular geographic region.

MFS focuses on investing the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies).

MFS may invest the fund’s assets in companies of any size.

MFS may use derivatives for any investment purpose.

MFS uses a bottom-up approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of issuers and instruments.  Quantitative models that systematically evaluate issuers and instruments may also be considered.

Principal Risks
As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The principal risks of investing in the fund are:

Stock Market/Company Risk:  Stock markets are volatile and can decline significantly in response to issuer, market, economic, political, regulatory, geopolitical, and other conditions. The price of an equity security can decrease significantly in response to these conditions, and these conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the market in general.

Growth Company Risk: The stocks of growth companies can be more sensitive to the company’s earnings and more volatile than the market in general.

Foreign and Emerging Markets Risk: Exposure to foreign markets, especially emerging markets, through issuers or currencies can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Emerging markets can have less market structure, depth, and regulatory oversight and greater political, social, and economic instability than developed markets.

Currency Risk: The value of foreign currencies relative to the U.S. dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions, and a decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

MFS Global Growth Fund

Geographic Concentration Risk: The fund’s performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical, or other conditions in the countries or regions in which the fund invests and could be more volatile than the performance of more geographically-diversified funds.

Derivatives Risk:  Derivatives can be used to take both long and short positions. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s) on which the derivative is based. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

Leveraging Risk:  Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.

Investment Selection Risk:  The MFS analysis of an investment can be incorrect and can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.

Counterparty and Third Party Risk:  Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Liquidity Risk:  It may not be possible to sell certain investments, types of investments, and/or segments of the market at any particular time or at an acceptable price.

Performance Information
The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund’s performance over time and how the fund’s performance over time compares with that of a broad measure of market performance and one or more other performance measures.

The chart and table provide past performance information. The fund’s past performance (before and after taxes) does not indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.

Bar Chart.  The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund’s shares. If these sales charges were included, they would reduce the returns shown.

During the period(s) shown in the bar chart, the highest quarterly return was 20.45% (for the calendar quarter ended June 30, 2009) and the lowest quarterly return was (20.09)% (for the calendar quarter ended December 31, 2008).

MFS Global Growth Fund

Performance Table.

Average Annual Total Returns

(for the Periods Ended December 31, 2009)

Share Class	1 YEAR	5 YEARS	10 YEARS
Returns Before Taxes
B Shares, with CDSC (Declining over Six Years from 4% to 0%)	34.67%	3.03%	(0.11)%
C Shares, with CDSC (1% for 12 Months)	37.68%	3.39%	(0.27)%
I Shares, at Net Asset Value	40.06%	4.44%	0.73%
R1 Shares, at Net Asset Value	38.67%	3.32%	(0.30)%
R2 Shares, at Net Asset Value	39.35%	3.73%	(0.07)%
R3 Shares, at Net Asset Value	39.70%	4.09%	0.44%
R4 Shares, at Net Asset Value	40.14%	4.36%	0.58%
A Shares, With Initial Sales Charge (5.75%)	31.70%	2.94%	(0.11)%
Returns After Taxes (Class A Shares Only)
A Shares’ Return After Taxes on Distributions, with Initial Sales Charge (5.75%)	31.76%	2.93%	(0.75)%
A Shares’ Return After Taxes on Distributions and Sale of Class A Shares, with Initial Sales Charge (5.75%)	20.84%	2.57%	(0.39)%
Benchmark Comparisons (Returns Before Taxes)
Morgan Stanley Capital International (MSCI) All Country World Growth Index (gross div)	38.10%	3.75%	(1.63)%
Morgan Stanley Capital International (MSCI) World Growth Index (gross div)	33.85%	2.90%	(2.23)%

MFS Global Growth Fund

The Morgan Stanley Capital International (MSCI) All Country World Growth Index is a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed and emerging markets, compared to the Morgan Stanley Capital International (MSCI) World Growth Index which is a market capitalization-weighted index that is designed to measure equity market performance for growth securities in the global developed markets.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation, and will likely differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund’s classes of shares, and after-tax returns for the fund’s other classes of shares will vary from the returns shown.

The fund commenced investment operations on November 18, 1993 with the offering of Class A and Class B shares and subsequently offered Class C shares on January 3, 1994, Class I shares on January 2, 1997, Class R2 shares on October 31, 2003 and Class R1, R3, and R4 shares on April 1, 2005.

Performance for each of Class R3 and Class R4 shares includes the performance of the fund’s Class A shares for periods prior to their offering. Performance for each of Class R1 and Class R2 shares includes the performance of the fund's Class B shares for periods prior to their offering. Blended class performance has been adjusted to take into account differences in sales loads, if any, applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The use of blended performance generally results in higher performance for share classes with higher operating expenses than those of the share class to which they are blended, and lower performance for share classes with lower operating expenses than those of the share class to which they are blended.

Investment Adviser
MFS serves as the investment adviser for the fund.

Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below.

Portfolio Manager	Since	Title
Jeffrey C. Constantino	2008	Investment Officer of MFS
David A. Antonelli	January 2010	Executive Vice President and Chief Investment Officer of Non-U.S. and Global Equity Investments

Purchase and Sale of Fund Shares
You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading. You may purchase or redeem shares either by having your financial intermediary process your purchase or redemption, or by overnight mail (MFS Service Center, Inc. (MFSC), c/o Boston Financial Data Services, 30 Dan Road, Canton, MA  02021-2809), by mail ([Fund Name], P.O. Box 55824, Boston, MA 02205-5824), by telephone (1-800-225-2606), or via the Internet at mfs.com (MFS Access).

The fund’s initial and subsequent investment minimums generally are as follows. Minimums may be waived or reduced for certain types of investors and investments and your financial intermediary may have different minimums.

Class	Initial Minimum	Subsequent Minimum
Class A, Class B, Class C	None – automatic investment plans and certain asset-based fee programs $25 – employer-sponsored retirement plans $250 – Traditional and Roth IRAs $1,000 – other accounts	$50 – by check and non-systematic written exchange request, and via MFSC telephone representatives None – other purchases
Class I, Class R1, Class R2, Class R3, Class R4	None	None

Taxes
If your shares are held in a taxable account, the fund’s distributions are taxable to you, and will be taxed as ordinary income and/or capital gains.

Payments to Financial Intermediaries
If you purchase shares of the fund through a financial intermediary, the fund, MFS, and MFS’ affiliates may pay the financial intermediary for the sale of shares of a fund and/or the servicing of shareholder accounts. These payments may create a conflict of interest by influencing your financial intermediary to recommend the fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.